Rule 497(e)
                                                 File Nos. 33-34841 and 811-6011

                              THE MONTGOMERY FUNDS

                    Supplement dated April 20, 1999, to the

                                   Prospectus
                     dated January 31, 1999, as supplemented


For the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund

Marie Chandoha has been named a co-portfolio manager of the Montgomery Short Duration Government Bond Fund and and the Montgomery Total Return Bond Fund. She will manage these Funds together with William Stevens, the current senior portfolio manager. Ms. Chandoha joined Montgomery in 1999. From 1996 to 1999, she was Chief Bond Strategist at Goldman Sachs & Co. where she advised institutional clients on optimal asset allocation strategies in the U.S. bond markets. Prior to that, she held positions as a Managing Director, Global Fixed Income and Economics Research, at Credit Suisse First Boston (1994 to 1996); a research analyst in mortgage securities at Morgan Stanley and an economist at the Federal Reserve Bank of New York.

For the Montgomery Federal Tax-Free Money Fund, the Montgomery California Tax-Free Intermediate Bond Fund and the Montgomery California Tax-Free Money Fund

Monica Wong has been named a co-portfolio manager of the Montgomery Federal Tax-Free Money Fund, the Montgomery California Tax-Free Intermediate Bond Fund, and Montgomery California Tax-Free Money Fund. She will manage these Funds together with William Stevens, the current senior portfolio manager. Ms. Wong joined Montgomery in 1997. From 1993 to 1997, she was responsible for trading and underwriting municipal securities at O'Connor and Company Securities. Prior to that, she served as a financial advisor to municipalities while at Public Resources Advisory Group, and as a financial/research analyst at Merrill Lynch's Public Finance Group.